UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 21, 2014

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 21, 2014, Mr. J. Kent Pierret notified Stone Energy Corporation (“Stone”) of his intention to resign from his position as Stone’s Senior Vice President, Chief Accounting Officer and Treasurer, effective May 22, 2014. Mr. Pierret will remain as an employee of Stone to assist in the transition of his duties.

(c) Effective May 22, 2014, Mr. Pierret’s responsibilities will be assumed by Mr. Kenneth H. Beer, Executive Vice President and Chief Financial Officer of Stone. Mr. Beer, age 56, served as Stone’s Senior Vice President and Chief Financial Officer from August 2005 until his appointment as Executive Vice President and Chief Financial Officer in January 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Stone voted on the following proposals:

(1)	The election of ten individuals to Stone’s Board of Directors;

(2)	Ratification of the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for the year ending December 31, 2014; and

(3)	Approval of the advisory resolution approving compensation paid to Stone’s named executive officers.

At the Annual Meeting, the stockholders re-elected the following individuals to serve as directors until the 2015 Annual Meeting of Stockholders. The voting for re-election of directors was as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
George R. Christmas	39,474,731	442,634	4,278,903
B. J. Duplantis	39,358,501	528,780	4,278,903
Peter D. Kinnear	39,581,040	335,605	4,278,903
David T. Lawrence	39,603,813	313,552	4,278,903
Robert S. Murley	39,587,400	329,170	4,278,903
Richard A. Pattarozzi	39,466,337	450,528	4,278,903
Donald E. Powell	39,600,558	316,747	4,278,903
Kay G. Priestly	39,098,613	818,192	4,278,903
Phyllis M. Taylor	39,563,735	353,630	4,278,903
David H. Welch	38,944,842	972,423	4,278,903

The stockholders ratified the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for the fiscal year ending December 31, 2014, with 43,952,972 shares voted for ratification, 247,347 shares voted against ratification, and 8,077 shares abstained.

The stockholders approved the advisory resolution approving compensation paid to Stone’s named executive officers. The vote was 38,241,014 shares for, 1,534,398 shares against, and 154,081 shares abstained. There were 4,278,903 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: May 23, 2014	By:	/s/ Kenneth H. Beer
Kenneth H. Beer Executive Vice President and Chief Financial Officer